MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED DECEMBER 21, 2009 TO PROSPECTUS DATED JULY 31, 2009

The following replaces the second paragraph under Additional Description of Securities and Common Investment Techniques — Repurchase Agreements on Page 41 of the Prospectus:

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. The U.S. Government Select Money Market Fund does not intend to invest in repurchase agreements except in unusual circumstances, such as when appropriate securities that are exempt from state taxes are unavailable. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMSPT 12/09

NORTHERN FUNDS PROSPECTUS